[THE AMERICAN FUNDS GROUP(R)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

1998 ANNUAL REPORT FOR THE YEAR ENDED JULY 31

[COVER PHOTO:  tropical sunset]


TAKING THE MIDDLE PATH

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM) seeks an opportunity for current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Limited Term Tax-Exempt Bond Fund of America is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

PREPARING FOR THE YEAR 2000. The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, contact Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

ABOUT OUR COVER:

Limited Term Tax-Exempt Bond Fund of America takes a middle path. It works to provide more income than short-term tax-exempt securities, with less price fluctuation than longer term bonds.

CHARTING A $10,000 INVESTMENT IN
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
(for the period since the fund's inception on October 6, 1993 to July 31, 1998, with dividends reinvested)

Date             The fund at            The fund at net       Lehman Brothers       Lipper
                 maximum offering       asset value           7-Year                Intermediate
                 price*                 (without any          Municipal Bond Index   Municipal Fund
                                        sales charge)                               Average

10/6/93          $9,525                 $10,000               $10,000               $10,000

10/31/93         9,689                  10,171                10,026                10,021

1/31/94          9,976                  10,472                10,228                10,230

4/30/94          9,573                  10,049                9,810                 9,779

7/31/94          9,728                  10,211                9,979                 9,951

10/31/94         9,616                  10,094                9,836                 9,774

1/31/95          9,732                  10,215                10,024                9,976

4/30/95          10,050                 10,550                10,384                10,309

7/31/95          10,355                 10,870                10,786                10,612

10/31/95         10,604                 11,131                11,051                10,881

1/31/96          10,833                 11,371                11,341                11,165

4/30/96          10,768                 11,304                11,171                10,991

7/31/96          10,914                 11,456                11,333                11,161

10/1/96          11,317                 11,691                11,565                11,372

1/31/97          11,262                 11,821                11,764                11,535

4/30/97          11,325                 11,888                11,768                11,562

7/31/97          11,782                 12,368                12,309                12,072

10/31/97         11,883                 12,474                12,424                12,157

1/31/98          12,138                 12,741                12,753                12,468

4/30/98          12,133                 12,735                12,691                12,411

7/31/98          12,365                 12,979                12,956                12,647


$12,979
The fund at net asset value
(without sales charge)

$12,956
Lehman Brothers 7-Year
Municipal Bond Index

$12,647
Lipper Intermediate Municipal Fund Average

$12,365*
The fund at maximum sales charge

*This figure reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments.

The Lehman Brothers index is unmanaged and has no expenses.

Past results are not predictive of future results.


Returns After Deducting the Maximum Sales Charge
                 Periods ended 6/30/98               Periods ended 7/31/98

                                    Average                            Average
               Total                Annual           Total             Annual
               Return               Compound         Return            Compound
                                    Return                             Return

Lifetime       +23.30%              +4.53%           +23.66%           +4.51%
(since
10/6/93)

One Year       +1.60                -                - 0.05            -

All results in this report reflect the effect of a contractual fee waiver. Without the waiver, the results would have been lower. The fund's 30-day yield as of August 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 3.73%.* The fund's distribution rate as of that date was 4.06%.*

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

*The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.


FELLOW SHAREHOLDERS

Over the fiscal year ended July 31, Limited Term Tax-Exempt Bond Fund of America continued to provide you with much of the tax-free income of longer term bond funds with less price volatility. It also outpaced the average intermediate municipal bond fund and led its relevant benchmarks over its lifetime.

The fund's monthly dividends totaled 65.6 cents a share, all exempt from federal income taxes. This represented an income return of 4.4% if you took dividends in cash and 4.5% if you reinvested in additional fund shares. To match a 4.5% tax-free income return, a shareholder in the top federal tax bracket of 39.6% would have had to earn 7.5% from a taxable investment.

In addition, a rise in the value of a number of the fund's holdings nudged the share price to $14.85 on July 31, from $14.79 at the start of the fiscal year. This gain, combined with the fund's income return, produced a total return of 4.9% if you reinvested dividends, as most shareholders do.

During the same period, the average intermediate municipal bond fund gained 4.6%, according to Lipper Analytical Services. The unmanaged Lehman Brothers 7-Year Municipal Bond Index (which pays no expenses) rose 5.3%, but trails the fund over its lifetime (see Investment Highlights on page 3).


A CAUTIOUS STRATEGY WITH A RECORD OF STRONG RESULTS

Limited Term Tax-Exempt Bond Fund of America has tended to own bonds with shorter maturities than many funds of its kind - a conservative approach which attempts to preserve capital. The shorter a bond's maturity, the less its price typically fluctuates with changes in interest rates.

This strategy has helped the fund when interest rates have climbed. Of course, when interest rates have fallen, funds with longer maturities often outpaced Limited Term Tax-Exempt Bond Fund. Such is the teeter-totter nature of bonds. The fund's lifetime results, however, show how the portfolio counselors' choices have benefited the fund. It leads both of its benchmarks and falls within the top third of its competition, while offering an above-average 12-month yield, as calculated by Lipper.


INVESTMENT APPROACH IN 1998

INCREASED CREDIT QUALITY. During the fiscal year, the "spread" between the yields of bonds of differing quality narrowed. Without the additional yield to compensate for the increased risk of lower rated bonds, incentive to purchase them diminished. We found a greater number of values at the higher quality end of the risk spectrum, including many AAA-rated bonds. These purchases increased the A-rated and above portion of the fund's portfolio to nearly 75%.

The fund also enjoyed many "quality upgrades" throughout the year. The fund's research analysts seek out issuers that stand to benefit from anticipated strengthening of municipal and state economies. This research was rewarded during the period when many issuers received higher ratings from independent ratings agencies such as Moody's and Standard & Poor's.

GREATER DIVERSIFICATION. Seeking refuge from stock market volatility and economic and currency troubles around the world, investors fled to the relative quality of the fixed-income markets. This spike in demand helped drive interest rates to 20-year lows. Much like the consumers who decided to buy new homes or refinance their mortgages, debt issuers moved into the market in record numbers to lock in low rates, increasing the supply of bonds at all quality levels. The fund's portfolio counselors took this opportunity to further diversify. The number of debt issues grew by 33% from 105 to 140 and now includes seven additional states.


LOOKING AHEAD

It is difficult to tell what long-term effect the economic troubles in Asia, Russia and elsewhere will have on U.S. businesses and our economy. Calendar 1998 has seen the most significant drops in U.S. and non-U.S. stock markets since 1990. Such turbulence often increases the demand for more conservative fixed-income securities, which has been the case this year. This has raised the value of some bonds, but also has helped keep yields low. Continued U.S. growth and tame inflation, combined with the pressure of global economic troubles, may suggest that the Federal Reserve Board is unlikely to raise short-term interest rates and could find cause to lower them. As always, we will continue to monitor global events and make appropriate adjustments as we believe necessary.

Holding a fixed-income investment such as Limited Term Tax-Exempt Bond Fund in your portfolio may have been especially comforting during recent stock market turbulence. The feature which begins on page 2 reviews why bonds and bond funds can be such an important part of a well-diversified portfolio. We hope you find it of interest.

Cordially,

/s/Paul G. Haaga, Jr.               /s/Abner D. Goldstine
Paul G. Haaga, Jr.                  Abner D. Goldstine
Chairman of the Board               President

September 15, 1998



WHY BOND FUNDS CAN MAKE A DIFFERENCE

WHY BONDS?

With global stock markets on a bumpy roller coaster ride, investor interest in bonds and fixed-income securities is growing. The opportunities that such investments offer, however, can make a difference during any market conditions. Let's review the potential benefits of bonds, bond funds and specifically your fund, Limited Term Tax-Exempt Bond Fund of America.

STABILITY. Bonds have tended to be more stable than stocks. Why? Even though bonds fluctuate in value, they produce income in the form of interest payments or yield. Plus, assuming the issuer does not default, a bond's principal is repaid when it matures. Stocks come with no such assurances.

DIVERSIFICATION. You should probably not put all of your nest egg in one kind of asset. Diversification into bonds helps buffer a portion of your portfolio from stock market declines. Bonds have outpaced stocks in every major stock market decline of 15% or more in the past 25 years.* With that in mind, as you grow closer to the time when you need to use your investments, you may want to increase your bond holdings.

INCOME. Bonds can provide consistent income, and with inflation at historic lows even today's relatively low bond yields are meaningful. Bonds can do more than help you keep up with inflation. Over time, with the help of compounding interest, a bondholder who reinvests can help build a nest egg, not just maintain one.


WHY BOND FUNDS?

Investors who hold individual bonds will most likely recognize the benefits mentioned above. Investing in a fixed-income mutual fund provides additional advantages.

DIVERSIFICATION AMONG BONDS. Within the guidelines set out in its objective, a bond mutual fund can buy many different securities. Generally, the bonds differ by geographical region, type of issuer (sometimes called sectors), credit rating, coupon, maturity and yield. Spreading the fund's portfolio across a wide variety of bonds can help protect shareholders should a single bond default or one category suffer losses.

RESEARCH. Exacting research is critical to building a strong fixed-income portfolio. Analysts and portfolio counselors must determine how to balance shareholders' investments among the many types of bonds available. Careful study is particularly important when choosing lower rated bonds, which can offer a higher yield but entail more risk. Most investors cannot get the information they need to make these decisions themselves. Professional traders also play a key role. As they watch the bond market, they can alert counselors to values and work to get the best price for each trade.

REINVESTMENT. A mutual fund creates economies of scale not available to individual bond buyers and holders. Securities' dividends or coupon payments are pooled to be reinvested in additional bonds. The fund's counselors can use this income flow to seek the best combination of yield and maturity for current market conditions.

HIGHER POTENTIAL INCOME. A bond fund buys issues with a number of different yields. For instance, it can use lower yielding AAA-rated securities as a foundation and carefully add lower rated, higher yielding bonds to create an overall higher distribution rate for the fund's shareholders.


WHY LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA?

[Begin Sidebar]
INVESTMENT HIGHLIGHTS

                1 Year                   Lifetime
                total return             average annual
                                         compound return
                                         (10/6/93-7/31/98)
Fund            + 4.9%                   + 5.6%
Lehman          5.3                      5.5
Lipper          4.6                      5.0

Lipper          Top 27%                  Top 31%
Rankings*       (37 of 141)              (23 of 76)

Fund = Limited Term Tax-Exempt Bond Fund of America without sales charge

Lehman = Lehman 7-Year Municipal Bond Index

Lipper = Lipper Intermediate Municipal Fund Average

(*)Lipper rankings do not reflect the effect of sales charges.
[End Sidebar]

Now that we have covered some key reasons to hold bonds and bond mutual funds, let's look at why your fund has been a good choice.

VALUE IN THE MIDDLE. Limited Term Tax-Exempt Bond Fund seeks outstanding values among bonds with effective maturities of three to 10 years. The fund was created to take advantage of the fact that limited-term bonds have tended to produce much of the income of longer term bonds with considerably less volatility.

TAX-EXEMPT INCOME. Investors do not need to be wealthy to benefit from tax-exempt income. For instance, to earn the equivalent of the fund's 4.5% income return for fiscal 1998, a taxable investment would have to have produced 7.0% for a shareholder in the 36% tax bracket and 6.3% for one paying 28%.

HISTORICALLY ABOVE-AVERAGE DISTRIBUTION RATE. Income is the primary objective of most bond fund investors. Your fund has consistently produced higher-than-average income relative to other funds in its category, despite the counselors' effort to balance a search for income with an effort to conserve capital.

WORLD-CLASS FIXED-INCOME RESEARCH. The portfolio counselors who guide Limited Term Tax-Exempt Bond Fund have an average of 14 years of experience. Making recommendations to them are our research analysts, some of whom study economic and political issues, while others investigate states, municipalities and companies that issue bonds. All benefit from conversations with our taxable fixed-income and equity analysts who talk with thousands of companies and government officials each year.

UNIQUE METHOD OF PORTFOLIO MANAGEMENT. The portfolio counselors in the fund each manage a portion individually, within established guidelines. We call this approach the multiple portfolio counselor system. Developed over 40 years ago, the system has a number of advantages: Rather than depending on the ideas of one "star" manager, the system allows each counselor to invest in his or her best ideas, without requiring consensus decision-making. It also has tended to create consistency in a fund's results. If one counselor is having an off year, it may be balanced by the better results of another. Continuity is another feature of the system. If one counselor leaves a fund, only a portion of the responsibility changes hands at one time.

LOW ONGOING EXPENSES. American Funds' expenses are among the lowest in the mutual fund industry. Your fund closed the fiscal year with an expense ratio of 0.83%. The industry average for tax-exempt bond funds was 1.13% as of December 31, 1997, as measured by CDA/Wiesenberger. Neither figure reflects the effects of sales charges. Industry averages also include some funds that have higher distribution fees in lieu of sales charges. Keeping costs down has helped increase returns to investors over the long term.

We hope you found this review of the potential benefits of bonds and bond funds useful, and that Limited Term Tax-Exempt Bond Fund of America plays an important role in your well-diversified portfolio for years to come.

*Sources - U.S. stocks: Standard & Poor's 500 Composite Index, a widely used measure of common stocks of relatively large companies; U.S. bonds, 1976-1997:
Lehman Brothers Aggregate Bond Index; 1973-1975: Lehman Brothers
Government/Corporate Bond Index. The indexes are unmanaged.


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
INVESTMENT PORTFOLIO
July 31, 1998

Portfolio Composition
[pie chart]
California (CA)                                                                        10.76%
New York (NY)                                                                          10.46%
Michigan (MI)                                                                           8.13%
Illinois (IL)                                                                           7.21%
Maine (ME)                                                                              6.52%
Texas (TX)                                                                              5.36%
Washington (WA)                                                                         3.98%
North Carolina (NC)                                                                     3.70%
Louisiana (LA)                                                                          3.54%
Virginia (VA)                                                                           2.97%
Other states                                                                           34.00%
Cash & Equivalents                                                                      3.37%
[end pie chart]


Key To Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Co. = Company
Dept. = Department
Dev. = Development
Econ. = Economic
Fac. = Facilities
Fin. = Financing
G.O. = General Obligation
Ref. = Revenue
Rev. Ref. = Revenue Refunding


                                                                                   Principal     Market
                                                                                      Amount      Value
                                                                                       (000)      (000)
Tax-Exempt Securities Maturing in More than One Year
One Year - 98.00%

Alabama - 1.37%
Industrial Dev. Board of the City of Butler, Pollution Control Ref. Rev. Bonds        $3,000     $3,111
 (James River Project), Series 1993, 5.50% 2005                                       $3,000     $3,111
Alaska - 0.46%
Student Loan Corp., Student Loan Rev. Bonds, 1997 Series A, AMBAC Insured AMT, 5.      1,000      1,036

Arizona - 1.84%
Educational Loan Marketing Corp., 1992 Educational Loan Rev. Bonds:
Series A,  6.70% 2000                                                                  3,000      3,112
Series B AMT, 6.95% 2001                                                               1,000      1,059

California - 10.76%
Health Fac. Fin. Auth. Hospital Rev. Bonds (Downey Community Hospital):
Series 1993, 5.00% 2001                                                                1,150      1,172
Series 1993, 5.20% 2003                                                                1,000      1,031
Series 1993, 5.30% 2004                                                                1,010      1,047
Pollution Control Fin. Auth., Solid Waste Disposal Ref. Rev. Bonds (USA Waste
Services, Inc. Project), Series 1998A AMT, 5.10% 2018(1)                               3,500      3,508
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds
(Irvine Apartment Communities, LP), Series 1998A AMT, 5.05% 2025 (2008)(1)             1,000      1,008
Association for Bay Area Governments Fin. Auth. for Nonprofit Corporations, Ref. Rev.
Certificates of Participation (Episcopal Homes Foundation), Series 1998, 5.00% 20      1,405      1,432
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A of 1995
(Durham Greens Project), 5.40% 2026 (2006)(1)                                          1,830      1,925
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium
of the Pacific Project), 1995 Series A, 5.75% 2005                                     3,000      3,182
County of Los Angeles, Cert. of Part., Captial Asset
Leasing Corp. (Marina del Rey), Series A, 6.25% 2003                                   3,100      3,263
Pleasanton Joint Powers Fin. Auth., Reassessment Rev. Bonds, 1993 Series A, 5.70%        920        958
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter & Gamble Project),
1995 Series, 7.00% 2004                                                                2,200      2,480
Sacramento Power Auth., Cogeneration Project Rev. Bonds
(Campbell Soup Project), 1995 Series:
6.50% 2004                                                                             2,000      2,211
6.50% 2005                                                                             1,100      1,219

Colorado - 2.48%
Housing and Finance Auth., Single Family Program Senior Bonds, 1995 Series
 C-2, 5.625% 2009 (2000)(1)                                                              805        839
The Regents of the University of Colorado, Refunding Cert. of Part.
 (Telecommunications and Cogeneration Projects), Series 1996, AMBAC Insured, 6.00      2,415      2,637
Eaglebend Affordable Housing Corp., Multifamily Housing
Project Rev. Ref. Bonds, Series 1997A:
5.45% 2002                                                                               550        558
5.75% 2007                                                                             1,585      1,630

Connecticut - 1.93%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, 1996 Series A:(2)
6.25% 2002 (Escrowed to Maturity)                                                        500        535
6.25% 2002                                                                               500        539
6.375% 2004 (Escrowed to Maturity)                                                     2,010      2,206
6.375% 2004                                                                              995      1,104

District of Columbia - 0.46%
G.O. Refunding Bonds, Series 1993D, FGIC Insured:
5.10% 2002 ( Escrowed to Maturity)                                                        42         44
5.10% 2002                                                                               958        990
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
Series 1997 A, MBIA  Insured, 6.00% 2006                                               1,000      1,091
Idaho - 0.58%
Housing and Finance Association, Single Family Mortgage Bonds:
1998 Series C, 5.25% 2011                                                                550        554
1998 Series E-3 AMT, 5.125% 2011                                                         750        753

Illinois - 6.72%
Health Fac. Auth  Rev. and Ref. Bonds:
Series 1997A, (Advocate Health Care Network):
5.50% 2004                                                                             1,250      1,316
5.10% 2005                                                                             1,815      1,871
Series 1998 (Centegra Health System), 5.50% 2007                                       2,480      2,600
Series 1998 (Northwestern Medical Faculty Foundation, Inc.),
 MBIA Insured, 5.25% 2006                                                              1,810      1,892
Series 1993, (OSF Healthcare System), 5.25% 2001                                       2,300      2,379
Series 1997 A (Victory Health Services), 5.25% 2004                                    1,755      1,816
Housing Dev. Auth., Multi-Family Housing Bonds, 1992 Series A, 6.55% 2003              1,165      1,252
City of Chicago, G.O. Certificates, Series 1997, 5.25% 2006                            2,030      2,130
The County of Cook, G.O. Capital Improvement Bonds,
 Series 1996, FGIC Insured, 6.00% 2006                                                 1,000      1,105

Indiana - 0.76%
Employment Dev. Commission, Pollution Control Rev. Bonds (Chrysler Corp. Project),
Series 1985, 5.70% 1999                                                                1,700      1,728
Health Fac. Fin. Auth. Hospital Rev. Bonds Charity Obligation Group, Series 1997D,
5.00% 2026 (2007)(1)                                                                   2,500      2,541
Iowa - 0.95%
Student Loan Liquidity Corp., Student Loan Rev. Bonds, Series C AMT, 6.80% 2005        2,000      2,155

Kentucky - 0.89%
Econ. Dev. Finance. Auth., Hospital System Refunding and Improvement Rev. Bonds,
Series 1997 (Appalachian Regional Healthcare, Inc. Project):
5.40% 2006                                                                             1,500      1,540
5.50% 2007                                                                               465        480

Louisiana - 3.54%
Offshore Terminal Auth., Deepwater Port Ref. Rev. Bonds (LOOP INC. Project),
First Stage, Series E, 7.45% 2004                                                      5,000      5,397
Public Fac. Auth., Hospital Rev. Bonds (Franciscan Missionaries of
Our Lady Health System Project), Series 1998C, MBIA Insured:
5.50% 2005                                                                             1,500      1,592
5.25% 2006                                                                             1,000      1,047

Maine - 6.52%
Educational Loan Marketing Corp., Senior Student Loan Rev. Bonds:
Series 1991 AMT, 6.90% 2003                                                            2,595      2,727
Series 1994A-4 AMT:
5.95% 2003                                                                             1,000      1,071
6.05% 2004                                                                             1,500      1,603
Housing Auth., Mortgage Purchase Bonds:
1994 Series C-1, 5.90% 2015(1)                                                         5,965      6,193
1994 Series E, 6.30% 2002                                                              1,650      1,717
Student Loan Rev. Ref. Bonds, Series 1992A-1 AMT:
6.20% 2003                                                                               515        549
6.30% 2004                                                                               880        940

Maryland - 1.61%
Community Dev. Administration, Dept. of Housing and Community Dev.,
Single  Family Program Bonds:
1994 First Series, 5.70% 2017 (2004)(1)                                                2,405      2,483
1994 Fifth Series AMT, 5.875% 2017 (2001)(1)                                           1,145      1,180

Massachusetts - 1.07%
The New England Education Loan Marketing Corp., Student Loan Rev. Ref. Bonds:
1992 Senior Issue A, 6.50% 2002                                                        1,000      1,080
1992 Issue C AMT, 6.75% 2002                                                           1,250      1,353

Michigan - 8.13%
Hospital Finance Auth., Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A, 7.20% 2003                        2,375      2,706
(Hackley Hospital Obligated Group), Series 1998A, 4.90% 2007                           1,140      1,140
Pontiac Osteopathic, Series A, 5.375% 2006                                             4,000      4,108
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992
Series A, AMBAC Insured, 6.40% 2005                                                    1,200      1,293
State Hospital Finance Auth., Hospital Rev. Ref. Bonds Mercy Health Services,
 Series 1997T, 6.25% 2011                                                              1,000      1,110
City of Detroit, G.O. Refunding Bonds (Unlimited Tax):
Series1995-A:
6.10% 2003                                                                             1,800      1,923
6.25% 2004                                                                             2,165      2,349
Series 1995-B, 6.75% 2003                                                              3,500      3,834

Minnesota - 0.75%
Housing and Finance Auth., Single Family Mortgage Bonds,
Series Q, 6.25% 2014 (1999)(1)                                                           615        641
Maplewood Health Care Facility, Rev. Bonds (HealthEast Project), 5.80% 2003            1,000      1,054

Nebraska - 0.72%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds, Series 1991A
 (Sisters of charity Health Care Systems, Inc.), MBIA Insured,
6.375% 2005                                                                            1,530      1,634

Nevada - 0.00%
Housing Division, Single Family Mortgage Bonds,
1998 Series B-1, 5.20% 2011                                                            1,000      1,008
New Jersey - 1.17%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds
(Fellowship Village Project), Series 1998A:
5.00% 2006                                                                             1,275      1,278
5.05% 2007                                                                             1,375      1,379
Housing and Mortgage Finance Agcy., Home Buyer Rev.
 Bonds, 1994 Series I, MBIA  Insured, 5.60% 2016(1)                                    2,900      2,986
New Mexico - 0.00%
Educational Assistance Foundation, Student Loan Rev. Bonds, Subordinate 1
1992 Series One-B AMT, 6.85% 2005                                                      1,110      1,183
New York - 10.46%
Dormitory Auth:
Center for Nursing & Rehabilitation, Inc., FHA Insured Mortgage
 Nursing Home Rev. Bonds,Series 1997, 4.75% 2007                                       1,000      1,007
City University of New York, as Lessee (John Jay College of Criminal
Justice Project Refunding), 5.75% 2005                                                 2,000      2,139
Secured Hospital Rev. Bonds (Saint Agnes Hospital), Series 1998A, 4.80% 2006           1,000      1,007
Secured Hospital Rev. Ref. Bonds, (Wyckoff Heights
Medical Center), Series H, 5.125% 2008                                                 2,000      2,049
State Medical Care Fac. Finance Agcy., Mental Health Services Fac.
 Improvement Rev. Bonds, Series B:
5.30% 2004                                                                             1,620      1,686
5.30% 2004                                                                             2,000      2,089
6.00% 2007                                                                             3,000      3,275
State Thruway Auth., Local Highway and Bridge Service Contract Bonds,
Series 1994, MBIA Insured, 5.75% 2008                                                  1,295      1,376
State University Educational Fac., Series 1994B, 5.70%  2004                           1,000      1,067
Urban Dev. Corp., Correctional Capital Fac. Rev. Bonds, Series 6, 6.00% 2006           1,500      1,622
Castle Rest Residential Health Care Facility, Mortgage Rev. Bonds,
  Series 1997A, FHA Insured, 4.875% 2007                                               1,400      1,428
City of New York, G.O. Bonds:
Series E, 6.50% 2004                                                                   1,000      1,098
Series A-1, AMBAC Insured, 6.25% 2005                                                  1,000      1,110
Series I, 6.25% 2006                                                                   1,000      1,104
Fiscal 1996 Series I, 6.50% 2006                                                       1,500      1,678

North Carolina - 3.70%
Municipal Power Agcy. Number 1, Catawba Electric Rev.
Bonds, Series 1992, 6.00%  2004                                                        5,000      5,357
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Refunding Series 1993B, 6.00% 2005 (2003)(1)                                           1,330      1,417
Refunding Series 1993C, 5.50% 2007                                                     1,550      1,613

Ohio - 0.88%
Housing Finance Agcy., Single Family Mortgage Rev. Bonds, 1992
Series A-2 AMT, 5.70% 2013 (1)                                                           960        994
The Student Loan Funding Corp., Cincinnati, Senior Subordinated Rev. Bonds,
Series 1993A AMT, 5.75% 2003                                                           1,000      1,000
County of Franklin, Hospital Fac. Rev. Ref. and Improvement Bonds
 (Doctors Hospital Project), Series 1993, 5.70% 2004                                   1,120      1,193
Oklahoma - 1.44%
Housing Finance Agcy., Single Family Mortgage Rev. Bonds, (Homeownership
Loan  Program), 1994 Series A-1 AMT, 6.25% 2016 (1)                                      820        852
Industries Auth., Health System Rev. Ref. Bonds (INTEGRIS Health),
Series 1995D, AMBAC Insured:
5.25% 2005                                                                             1,000      1,045
5.25% 2006                                                                             1,300      1,362

Pennsylvania - 1.00%
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona Hospital Project),
1998 Series A, AMBAC Insured, 5.00% 2005(3)                                            2,180      2,262
Hospital and Higher Education Fac. Auth. of Philadelphia, Hospital Rev. Bonds
(Jefferson Health System), Series 1997A, 5.50% 2006                                    1,265      1,342

Rhode Island - 0.00%
Student Loan Auth., Student Loan Rev. Ref. Bonds,
Series 1992B AMT, 6.90% 2003  (2001)(1)                                                1,300      1,408
South Carolina - 0.00%
Florence County Hospital Rev. Bonds (McLeod Regional Medical Center Project),
 MBIA Insured, Series A, 5.50% 2007                                                    2,330      2,496
South Dakota - 1.36%
Housing Dev. Auth., Homeownership Mortgage Bonds, 1996 Series A, 5.50% 2010              915        952
Student Loan Finance Corp., Student Loan Rev. Bonds, Series 1994-A AMT:
5.95%  2001                                                                            1,000      1,050
6.35% 2005                                                                             1,000      1,079

Tennessee - 0.00%
The Tennessee Energy Acquisition Corp., Gas Rev. Bonds, Series 1998A,
AMBAC Insured, 4.35% 2004                                                              1,500      1,504
Texas - 4.89%
G.O. Bonds, Veterans' Housing Assistance Program, Fund I Series 1994C
 Refunding  Bonds, 6.25% 2015 (2000)(1)                                                1,395      1,449
Department of Housing and community Affairs, Single Family Mortgage Rev.
Bonds, Series B, MBIA Insured, 5.55% 2011 (1)                                          2,615      2,678
Bell County Health Fac. Dev. Corp., Retirement Facility Rev. Bonds
 (Buckner Retirement Services, Inc. Obligated Project), Series 1998:
5.00% 2005                                                                             1,330      1,347
5.00% 2007                                                                             1,470      1,478
Brazos Higher Education Auth. Inc., Student Loan Rev. Ref. Bonds:
Series 1992C-1 AMT, 6.20% 2000                                                         1,000      1,042
Subordinate Series, 1993C-2 AMT, 5.875% 2004                                           1,955      2,004
Harris County Health Fac. Dev. Corp., Hospital Rev. Ref. Bonds, Children's
 Hospital Project, Series 1995, MBIA Insured, 6.00% 2004                               1,000      1,086
Tarrant County Health Fac. Dev. Corp., Health Resources Systems Rev.
 Bonds, Series 1997A, 5.50% 2007                                                       1,000      1,066
Utah - 1.38%
Housing Finance Agcy.:
Single Family Mortgage Purchase Refunding Bonds, Series 1996
 (Federally Insured or Guaranteed Mortgage Loans),
5.45% 2004                                                                             1,185      1,242
Series 1997F AMT, 5.50% 2010                                                           1,100      1,120
Single Family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans):
1998 Issue D-2 AMT, 5.25% 2012(1)                                                        400        401
1998 Issue E-1 AMT, 5.25% 2012(1),(3)                                                    375        376

Vermont - 0.12%
Housing Finance Agcy., Single Family Housing Bonds, Series 4, 5.75% 2012 (1)             280        287

Virginia - 2.52%
Housing Dev. Auth., Commonwealth Mortgage Bonds, 1995 Series A AMT, Subseries A-1:
6.50% 2003                                                                             1,000      1,046
6.60% 2004                                                                             1,200      1,255
Blue Ridge Regional Jail Auth., Series 1997, 5.25% 2006                                1,150      1,215
Norfolk Industrial Dev. Auth., Rev. Bonds, 6.50% 2007 (2002)(1)                        2,000      2,197
Pocahontas Parkway Association, Route 895 Connector Toll Road Rev. Bonds, Senior
 Current Interest Bonds, Series 1998A, 5.25% 2007                                      1,000      1,021

Washington - 3.98%
Health Care Fac. Auth.:
Weekly Rate Demand Rev. Bonds (Virginia Mason Medical Center),
 MBIA Insured, 6.00% 2006                                                              1,000      1,098
Rev. Bonds, Series 1997A (Catholic Health Initiatives),
MBIA Insured, 5.50% 2005                                                               1,000      1,065
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1993A, 6.30% 2001                        1,000      1,058
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1993A, AMBAC Insured, 5.50% 2004                                                1,000      1,058
Series 1992A, 5.90% 2004                                                               1,500      1,612
Series A, 5.00%  2005                                                                  1,000      1,027
Series B, 5.50%  2006                                                                  2,000      2,113

West Virginia - 0.00%
The State Building Commission, Lottery Rev. Bonds, 1997
Series A, MBIA Insured,  5.00% 2003                                                    1,000      1,035
Wisconsin - 2.95%
Health and Educational Fac. Auth. Variable Rate Hospital Rev. Bonds
(Charity Obligated Group,Daughters of Charity National  Health System),
Series 1997D, 4.90% 2015 (2005)(1)                                                     2,000      2,040
Housing and Econ. Dev. Auth., Housing Rev. Bonds:
Series A, 6.20% 2001                                                                   1,500      1,568
Series B AMT, 5.30% 2006                                                               3,000      3,079
                                                                                             ----------
                                                                                                219,321
                                                                                             ----------
Tax-Exempt Securities Maturing in
One Year or Less - 3.30%

State of Colorado, General Fund Tax and Rev. Anticipation Notes,
Series 1998A, 4.00% 6/25/99                                                            1,000      1,004
State of Kentucky, Asset/Liability Commission, General Fund Tax and Rev.
 Anticipation Notes, 1998 Series A, 4.50% 6/25/99                                      3,100      3,125
State of Mississippi, Claiborne County Adjustable/Fixed-Rate Pollution Control Rev.
Bonds (Middle  South Energy, Inc. Project), Series C, 9.875% 2014 (1998)(1)            1,000      1,046
State of New York, Energy Research and Dev. Auth., Pollution Control Ref. Rev.
Bonds (New York State Electric & Gas Corp. Project),
2.90% 2029(4)                                                                          1,300      1,300
State of Wisconsin, Operating Notes, 4.50% 6/15/99                                     1,000      1,007
                                                                                             ----------
                                                                                                  7,482
                                                                                             ----------

TOTAL TAX-EXEMPT SECURITIES (cost:  $220,670,000)                                               226,803
Excess of cash, prepaids and receivables over payables                                              171
                                                                                             ----------
NET ASSETS                                                                                     $226,974
                                                                                               ========

(1) Valued on the basis of the effective maturity -- that is, the date at which the security is expected to be called or refunded by the issuer.
(2) Purchased in private placement transaction; resale may be limited to qualified institutional buyers;resale to the public may require registration.
(3) Represents a when-issued security.
(4) Coupon rate changes periodically.

See Notes to Financial Statements

Limited Term Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at July 31, 1998 (dollars in thousands)
Assets:
 Tax-exempt securities
  (cost: $220,670)                                                       $226,803
 Cash                                                                          39
 Prepaid organization expense                                                   1
 Receivables for--
  Sales of fund's shares                                         $322
  Accrued interest                                              3,215       3,537
                                                              -------     -------
                                                                          230,380
Liabilities:
 Payables for--
  Purchases of investments                                      2,618
  Repurchases of fund's shares                                    361
  Dividends payable                                               284
  Management services                                              46
  Accrued expenses                                                 97       3,406
                                                              -------     -------
Net Assets at July 31, 1998 --
 Equivalent to $14.85 per share on 15,289,245
 shares of beneficial interest issued and
 outstanding; unlimited shares authorized                                $226,974
                                                                          =======

Statement of Operations
for the year ended July 31, 1998
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                       $10,994

 Expenses:
  Management services fee                                        $830
  Distribution expenses                                           636
  Transfer agent fee                                               65
  Reports to shareholders                                          51
  Registration statement and prospectus                            95
  Postage, stationery and supplies                                 18
  Trustees' fees                                                   17
  Auditing and legal fees                                          33
  Custodian fee                                                     1
  Taxes other than federal income tax                               4
  Organization expense                                              3
  Other expenses                                                   11
                                                              -------
   Total expenses before reimbursement                          1,764
   Reimbursement of expenses                                      169       1,595
                                                              -------     -------
  Net investment income                                                     9,399
                                                                          -------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                          1,474
 Net unrealized appreciation
  on investments:
  Beginning of year                                             6,807
  End of year                                                   6,133
                                                              -------
  Change in unrealized
   appreciation on investments                                               (674)
                                                                          -------
  Net realized gain and change in unrealized
   appreciation on investments                                                800
                                                                          -------
Net Increase in Net Assets
 Resulting from Operations                                                $10,199
                                                                           ======

Statement of Changes in Net Assets
(dollars in thousands)
                                                                 Year       ended
                                                                 July         31,
                                                                 1998        1997
                                                              -------     -------
Operations:
 Net investment income                                         $9,399      $9,574
 Net realized gain (loss) on investments                        1,474        (761)
 Net change in unrealized appreciation
  on investments                                                 (674)      6,412
                                                              -------     -------
  Net increase in net assets
   resulting from operations                                   10,199      15,225
                                                              -------     -------
Dividends Paid from Net
 Investment Income                                             (9,406)     (9,603)
                                                              -------     -------
Capital Share Transactions:
 Proceeds from shares sold:
  6,125,626 and 6,106,012 shares, respectively                 90,775      88,463
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  436,639 and 465,326 shares, respectively                      6,463       6,740
 Cost of shares repurchased:
  5,009,998 and 6,523,758 shares, respectively                (74,180)    (94,336)
                                                              -------     -------
  Net increase in net assets
   resulting from capital share
   transactions                                                23,058         867
                                                              -------     -------
Total Increase in Net Assets                                   23,851       6,489
Net Assets:
 Beginning of year                                            203,123     196,634
                                                              -------     -------
 End of year                                                 $226,974    $203,123
                                                               ======      ======

See Notes to Financial Statements

Notes to Financial Statements

1. Limited Term Tax-Exempt Bond Fund of America(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and ten years. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event Capital Research and Management Company (CRMC), the fund's investment advisor, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,133,000, of which $6,277,000 related to appreciated securities and $144,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The fund had available at July 31, 1998 a net capital loss carryforward totaling $2,983,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $220,670,000 at July 31, 1998.

3. The fee of $830,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of twelve consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $169,000 for the year ended July 31, 1998.

Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1998, distribution expenses under the Plan were limited to $636,000. Had no limitation been in effect, the fund would have paid $810,500 in distribution expense under the Plan. As of July 31, 1998, accrued and unpaid distribution expenses were $59,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $65,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares received $105,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1998, aggregate amounts deferred and earnings thereon were $37,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1998, accumulated net realized loss on investments was $2,964,000 paid-in capital was $223,806,000.

  The fund made purchases and sales of investment securities        excluding
short-term securities, of $96,164,000 and $70,109,000, respectively, during the year ended July 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,000 was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                                                                             Period
                                                                                           October 6
                                                                    Year    ended  July 31  1993(1)
                                                                                            to July
                                                            1998     1997    1996     1995 31, 1994
                                                           -----   -----    -----    -----    -----
Net Asset Value, Beginning of Period                      $14.79  $14.36   $14.29   $14.10   $14.29
                                                           -----   -----    -----    -----    -----
 Income From Investment Operations:
  Net investment income                                      .66     .68      .69      .69      .49
  Net realized and unrealized
   gain (loss) on investments                                .06     .43      .07      .19     (.19)
                                                           -----   -----    -----    -----    -----
   Total income from investment operations                   .72    1.11      .76      .88      .30
                                                           -----   -----    -----    -----    -----
 Less Distributions:
  Dividends from net investment income                      (.66)   (.68)    (.69)    (.69)    (.49)
                                                           -----   -----    -----    -----    -----
Net Asset Value, End of Period                            $14.85  $14.79   $14.36   $14.29   $14.10
                                                           =====   =====    =====    =====    =====

Total Return/2/                                            4.95% 7.96%    5.39%   6.45%    2.11%(3)

Ratios/Supplemental Data:
 Net assets, end of period(in millions)                     $227    $203     $197     $191     $189
 Ratio of expenses to average net assets before fee waive   .83%    .83%     .85%     .90%  .73%(3)
 Ratio of expenses to average net assets after fee waiver   .75%    .75%     .74%     .64%  .51%(3)
 Ratio of net income to average net assets                 4.40%   4.70%    4.77%    4.88% 3.67%(3)
 Portfolio turnover rate                                  34.07%  31.89%   34.95%   45.82% 42.21%(3)


/1/Commencement of operations.
/2/Excludes maximum sales charge of 4.75%.
/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America(the "Fund") at July 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE COOPERS LLP

Los Angeles, California
August 28, 1998


Tax Information (unaudited)

During the fiscal year ended July 31, 1998, the fund paid 65.6 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

Printed on recycled paper

Litho in USA CMG/FS/3850
Lit. No. LTEX-011-0998
45004/15004



[THE AMERICAN FUNDS GROUP(R)]

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission
Group; former President, Southern
California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management
Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management
Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI retired from the Board
of Trustees effective March 17, 1998.
He had been a Trustee of the fund
since 1993. The Trustees thank him for
his many contributions to the fund.


OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management
Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management
Company

BRENDA S. ELLERIN
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management
Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management
Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management
Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management
Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management
Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management
Company


OFFICES OF THE FUND

OFFICES OF THE FUND
AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

TRANSFER AGENT
for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462